BT INVESTMENT FUNDS
BT PreservationPlus Income Fund

PROSPECTUS SUPPLEMENT DATED JULY 6, 1999 (REPLACING SUPPLEMENT DATED MARCH 29,
1999) TO PROSPECTUS DATED OCTOBER 27, 1998

THE FOLLOWING REPLACES THE "ANNUAL FUND OPERATING EXPENSES" TABLE IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS:

ANNUAL OPERATING EXPENSES
(as a percentage of the Fund's projected average daily net assets)
 ................................................................................
Investment advisory fee (after reimbursement or waiver)*               0.00%
12b-1 fee                                                              None
Other expenses (after reimbursement or waiver)**                       0.80%
Wrapper fees***                                                        0.20%
 ................................................................................
Total operating expenses (after reimbursement or waiver)               1.00%

* Bankers Trust has voluntarily agreed to waive or reimburse certain Fund and Portfolio fees, including investment advisory fees. Bankers Trust may terminate or adjust these voluntary waivers and reimbursements at any time in its sole discretion without notice to shareholders.

** "Other expenses" include certain additional services provided to the Fund and the Portfolio by Bankers Trust, including a shareholder servicing fee of 0.25%.

*** Wrapper Agreements are contracts entered into by the Portfolio that are intended to stabilize the value per Share of the Fund (see "Investment Objectives, Policies, Practices, and Risk Factors").


Expense Table Example:                       One Year    Three Years    Five Years    Ten Years
An investor would pay the following
expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at
the end of each time period.  No
Redemption Fee has been included.             $10          $32            $68          $122


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
THE FOLLOWING SUPPLEMENTS THE SECTION "INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISK FACTORS" IN THE FUND'S PROSPECTUS:

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser, other companies on which it relies for service and issuers in which it invests will not accommodate the changeover necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

o the issuers in which the Fund invests, which could impact the value of the Fund's investments;

o our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and

o our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we--or our business partners, service providers, government agencies or other market participants--do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

THE FOLLOWING REVISES AND SUPERCEDES THE SECTION "MANAGEMENT OF THE TRUSTS" IN THE FUND'S PROSPECTUS:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.
                                                      * * *
On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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CUSIP
055922660